Exhibit 10.17

PURCHASE AND ASSIGNMENT AGREEMENT

THIS PURCHASE AND ASSIGNMENT AGREEMENT (this “Agreement”) is entered into on December 18, 2020, by and between Life Science Biosensor Diagnostics Pty Ltd., an Australian proprietary limited company having an address at Level 7, 222 Clarence Street, Sydney NSW 2000 Australia (the “Seller”) and the undersigned investor (the “Purchaser”).

WHEREAS, on December 18, 2020, GBS, INC., a Delaware corporation (the “Company”), issued to Seller 3,000,000 shares (the “Preferred Shares”) of Series C Convertible Preferred Stock, $0.01 par value, issued pursuant to that certain Exchange Agreement (the “EA”) in exchange for 3,000,000 shares (the “Original Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”). A true, correct and complete copy of the EA is attached as Exhibit “A” hereto. Seller also has certain rights set forth in that certain Registration Rights Agreement (the “RRA”) dated as of December 18, 2020. A true, correct and complete copy of the RRA is attached as Exhibit “B” hereto. Capitalized terms not defined herein shall have the meaning as set forth in the EA.

WHEREAS, the Company desires to consummate an initial public offering (the “IPO”) pursuant to a registration statement on form S-1 (333-232557) (the “IPO Registration Statement”), pursuant to which Purchaser intends to subscribe for at least $6,000,000.

WHEREAS, Seller desires to purchase and assign to Purchaser, and Purchaser desires to acquire and accept from Seller, such aggregate number of Preferred Shares as set forth on the signature page of Seller attached hereto (the “Purchased Shares”) and Seller’s rights under the EA and the RRA solely with respect to the Purchased Shares in exchange for an aggregate payment of such aggregate cash amount as set forth on the signature page of Seller attached hereto (the “Purchase Price”) by Purchaser to Seller. The Purchase Price will be paid in accordance with Section 2 hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Assignment.

(a) Purchase and Assignment. At the Closing (as defined below), in exchange for the Purchase Price and other good and valuable consideration, Seller hereby absolutely, irrevocably and unconditionally sells, assigns, conveys, contributes and transfers (collectively, the “Assignment”) to Purchaser all of its right, title and interest in and to the Purchased Shares and all of its rights in and to the EA and the RRA solely with respect to the Purchased Shares being purchased by Purchaser from Seller. Purchaser accepts such Assignment. The purchase and assignment shall be affected by irrevocable written instructions executed by Seller and delivered to the transfer agent of the Company in the form attached hereto as Exhibit “C” hereto.

(b) Closing. Subject to the satisfaction of the conditions set forth in Section 1(c) and 1(d) below, the closing (the “Closing”) of the Assignment shall occur at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on December 28, 2020 (or such other date as is mutually agreed to by Seller and Purchaser).

(c) Conditions to Purchaser’s Obligations. The obligation of Purchaser to consummate the Closing is subject to the fulfillment, to Purchaser’s reasonable satisfaction, prior to or at Closing, of each of the following conditions, provided that these conditions are for Purchaser’s sole benefit and may be waived by Purchaser at any time in its sole discretion by providing Seller with prior written notice thereof:

(i) Seller shall have duly executed and delivered this Agreement to Purchaser.

(ii) At or prior to Closing, Seller shall have delivered (or caused to be delivered) to Purchaser the documents, instruments, agreements and other materials itemized Exhibit “D” hereto.

(iii) The representations and warranties of Seller shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and Seller shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Seller at or prior to the Closing Date.

(iv) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(v) All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Purchaser and Purchaser shall have received all such counterpart originals or certified or other copies of such documents as Purchaser may reasonably request.

(vi) Immediately following the time of consummation of the transactions contemplated hereby (or such other time as Purchaser and Seller shall agree), the IPO shall be consummated (for the avoidance of doubt, after “pricing” of the IPO and prior to “settlement” of the securities issued in the IPO).

(vii) At or prior to the Closing, the Company shall have paid the Legal Fee Amount (as defined below) to Kelley Drye & Warren LLP.

(viii) At or prior to the Closing, the Company and Seller shall have duly executed and delivered to Purchaser the Notice and Acknowledgment of Transfer attached hereto as Exhibit “E” agreeing to be bound by all of the provisions contained therein

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(d) Conditions to Seller’s Obligations. The obligation of Seller to consummate the Closing is subject to the fulfillment, to Seller’s reasonable satisfaction, prior to or at Closing, of each of the following conditions, provided that these conditions are for Seller’s sole benefit and may be waived by Seller at any time in its sole discretion by providing Purchaser with prior written notice thereof:

(i) Purchaser shall have duly executed and delivered this Agreement to Seller.

(ii) Purchaser shall have delivered to Seller the Purchase Price (as defined below) in accordance with Section 2 below.

(iii) The representations and warranties of Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to the Closing Date.

(iv) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(v) All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Seller and Seller shall have received all such counterpart originals or certified or other copies of such documents as Seller may reasonably request.

2. Purchase Price. The purchase price for the Purchased Shares and Seller’s rights under the EA and the RRA with respect to the Purchased Shares shall be the Purchase Price. The Purchase Price shall be paid by Purchaser to Seller at or prior to the Closing by wire transfer, in U.S. dollars and immediately available funds, in accordance with the wire instructions set forth on the signature page of Seller attached hereto.

3. Additional Documents. Seller agrees to take such further action and to execute and deliver, or cause to be executed and delivered, any and all other documents which are, in the opinion of Purchaser or its counsel, necessary or desirable to carry out the terms and conditions of the Assignment.

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4. Effective Date and Counterpart Signature. This Agreement shall be effective as of the date first written above. This Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by email or pdf, or telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

5. Representations and Warranties of Purchaser. Purchaser hereby represents, warrants and covenants to Seller, as of the date hereof and as of the Closing Date, that each of the following is true and accurate as of the date hereof, which representations, warranties and covenants shall survive the execution and delivery of this Agreement.

a) Organization: Authority. Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of Purchaser. This Agreement, when executed and delivered by Purchaser, will constitute a valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

b) Investment Experience: Access to Information and Preexisting Relationship. Purchaser (a) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment, (b) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment, (c) understands the terms of and risks associated with the acquisition of the Purchased Shares, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which the Company operates, (d) has had the opportunity to review such disclosure regarding the Company, its business, its financial condition and its prospects as Purchaser has determined to be necessary in connection with the Assignment of the Purchased Shares.

c) Restrictions on Transfer. Purchaser understands that (a) neither the Preferred Shares nor the shares of the Common Stock into which the Preferred Shares are convertible (the “Conversion Shares”) has been registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any state, (b) each of the Preferred Shares and the Conversion Shares is and will be “restricted securities” as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act (“Rule 144”), (c) neither the Preferred Shares nor the Conversion Shares may be sold, pledged or otherwise transferred unless a registration statement for such transaction is effective under the Securities Act and any applicable state securities laws, or unless an exemption from such registration provisions is available with respect to such transaction in accordance with the terms of the EA, and (d) each of the Preferred Shares and Conversion Shares may bear Rule 144 restrictive legend in accordance with the terms of the EA.

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d) General Solicitation. Purchaser is not accepting such Assignment as a result of any advertisement, article, notice or other communication regarding the Purchased Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

e) No Conflicts: Advice. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which Purchaser is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which Purchaser is a party. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the Assignment of the Purchased Shares.

f) No Litigation. There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of Purchaser, threatened against Purchaser which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

g) Consents. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required for the valid authorization, execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby.

6. Representations and Warranties of Seller. Seller hereby represents, warrants and covenants to Purchaser, as of the date hereof and as of the Closing Date, that each of the following is true and accurate as of the date hereof, which representations, warranties and covenants shall survive the execution and delivery of this Agreement.

a) Organization: Authority. Seller is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by Seller of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of Seller. This Agreement, when executed and delivered by Seller, will constitute a valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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b) Investment Experience: Access to Information and Preexisting Relationship. Seller (i) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this sale and make an informed decision to so sell the Purchased Shares, and has so evaluated the risks and merits of such investment, (ii) understands the terms of and risks associated with the sale of the Purchased Shares, and (iii) has had the opportunity to review such disclosure regarding the Company, its business, its financial condition and its prospects as Purchaser has determined to be necessary in connection with the Assignment of the Purchased Shares. Seller is acting solely for Seller’s own account, and has made Seller’s own independent decision to enter into this Agreement and as to whether this Agreement is appropriate or proper for Seller based upon Seller’s own judgment and upon advice of such advisors as Seller deems necessary. Seller acknowledges and agrees that Seller is not relying, and has not relied, upon any communication (written or oral) of Purchaser or any affiliate, employee or agent of Purchaser with respect to the legal, accounting, tax or other implications of this Agreement and that Seller has conducted Seller’s own analyses of the legal, accounting, tax and other implications hereof and thereof; it being understood that information and explanations related to the terms and conditions of this Agreement shall not be considered investment advice or a recommendation to enter into this Agreement. Seller acknowledges that neither Purchaser nor any affiliate, employee or agent of Purchaser is acting as a fiduciary for or an advisor to Seller in respect of this Agreement.

c) No Conflicts: Advice. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which Seller is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which Seller is a party. Seller has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the Assignment of the Purchased Shares.

d) No Litigation. There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of Seller, threatened against Seller which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

e) Ownership. Seller is the sole and exclusive owner of the Purchased Shares and is conveying to Purchaser all of its right, title and interest to the Purchased Shares and its rights in and to the EA and the RRA solely with respect to the Purchased Shares set forth in Section 1 hereof, free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind or description (“Liens”) and upon consummation of the transaction contemplated herein good title in the Purchased Shares. To the actual knowledge of Seller, the EA and RRA has not been amended, revised, modified or changed in any manner. Seller acquired the Preferred Shares in exchange for the Original Shares in a transaction exempt from registration pursuant to Section 3(a)(9) of the Securities Act (the “Exchange”). The Original Shares were purchased by Seller in full and in cash prior to the time of consummation of the Exchange and Seller did not pay or otherwise give to the Company any cash or consideration in connection with the Exchange. Seller has continuously held the Purchased Shares since the date they were first acquired from the Company.

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f) No Consents, Approvals, Violations or Breaches. Neither the execution and delivery of this Agreement by Seller, nor the consummation by Seller of the transactions contemplated herby, will (i) require any consent, approval, authorization or permit of, or filing, registration or qualification with or prior notification to, any governmental or regulatory authority under any law of the United States, any state or any political subdivision thereof applicable to Seller, (ii) violate any statute, law, ordinance, rule or regulation of the United States, any state or any political subdivision thereof, or any judgment, order, writ, decree or injunction applicable to Seller or any of Seller’s properties or assets, the violation of which would have a material adverse effect upon Seller, or (iii) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or any event which, with or without due notice or lapse of time, or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Seller is a party or by which Seller or any of Seller’s properties or assets may be bound which would have a material adverse effect upon Seller.

7. Governing Law: Submissions to Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

8. Termination. If the Closing has not occurred on or prior to December __, 2020, each party hereto shall have the right to terminate its obligations under this Agreement at any time on or after the close of business on such date; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to a party if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such party’s breach of (or failure to timely comply with the terms of) this Agreement. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

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9. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

10. Amendments. No provision hereof may be waived or modified other than by an instrument in writing signed by the party against whom enforcement is sought.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

13. Fees. The Company shall reimburse Kelley Drye & Warren, LLP (counsel to Purchaser) in an aggregate non-accountable amount of $50,000 (the “Legal Fee Amount”) for costs and expenses incurred by it in connection with drafting and negotiation of this Agreement and any related documents. Each party to this Agreement shall bear its own expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated hereby, except as provided in the previous sentence and except that the Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, Depository Trust Company fees relating to or arising out of the transactions contemplated hereby.

14. Disclosure of Transaction. The Company shall, on or before 8:30 a.m., New York City Time, on or prior to the first business day after the date of this Agreement, file an amendment to the IPO Registration Statement including the terms of the transactions contemplated hereby, the EA and the RRA (excluding schedules, the “IPO Amendment”). From and after the filing of the IPO Amendment, the Company shall have disclosed all material, non-public information (if any) provided up to such time to Purchaser by the Company or any of its subsidiaries or any of their respective officers, directors, employees or agents. In addition, upon the filing of the IPO Amendment, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the IPO Amendment, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of Purchaser or any of their affiliates, on the other hand, shall terminate. Neither the Company, its subsidiaries nor Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of Purchaser, to issue a press release or make such other public disclosure with respect to such transactions as is required by applicable law and regulations (provided that Purchaser shall be consulted by the Company in connection with any press release or other public disclosure including the name of Purchaser prior to its release); provided further, that without the prior written consent of Purchaser (which may be granted or withheld in Purchaser’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its subsidiaries and affiliates to not) disclose the name of Purchaser in any filing, announcement, release or otherwise.

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15. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to Seller to the address set forth on the signature page of the Seller attached hereto:

If to Purchaser to the address set forth on the signature page of the Purchaser attached hereto.

with a copy (for information purposes only) to:

Kelley Drye & Warren LLP
101 Park Avenue
New York, NY 10178
Telephone: (212) 808-7540
Facsimile: (212) 808-7897
Attention: Michael A. Adelstein, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be as set forth on the signature pages attached hereto or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

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16. Exclusivity. Other than the transactions contemplated hereby or with any affiliate of Purchaser, Seller covenants and agrees not to sell, assign or transfer to any Person any Common Stock or Preferred Shares (or any other security of the Company), directly or indirectly, on or prior to the time of consummation of the IPO.

17. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

18. Survival. The representations, warranties and covenants of the Purchaser and Seller contained herein shall survive the consummation of the Assignment and the issuance and delivery of the Purchased Shares.

19. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

20. Interpretation. Unless the context of this Agreement clearly requires otherwise, (i) references to the plural include the singular, the singular the plural, the part the whole, (ii) references to any gender include all genders, (iii) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (iv) references to “hereunder” or “herein” relate to this Agreement.

21. Entire Agreement. This Agreement together with the EA and the RRA, represents the entire agreement and understandings between the parties concerning the Assignment and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof. Except as expressly set forth herein, nothing herein shall amend, modify or waive any term or condition of the EA or the RRA.

22. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

23. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

24. Confidentiality. Each party agrees that, except as otherwise compelled by law, court order or by a competent regulator, it will not issue any reports, statements or releases, in each case relating to this Agreement or the transactions contemplated hereby, without the prior written consent of the other party hereto. Notwithstanding anything to the contrary set forth herein, any party and each representative of such party may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement, and all materials of any kind (including opinions or other tax analyses) related to such tax treatment and tax structure.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:

LIFE SCIENCE BIOSENSOR DIAGNOSTICS PTY LTD.

By:
Name:
Title:

Address:___________________________________________

Wire instructions:___________________________________

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PURCHASER:

ANSON INVESTMENTS MASTER FUND LP

By:
Name:
Title:

Address: c/o Walkers Corporate Limited Cayman Corporate Centre 27 Hospital Road George Town, Grand Cayman KY1-9008 Cayman Islands.

with a copy to:

Anson Advisors Inc. 155 University Ave., Suite 207 Toronto, ON CANADA M5H3B7 Attention: Amin Nathoo E-mail: notices@ansonfunds.com

Purchase Price:

$1,500,000

Aggregate Number of Purchased Shares:
2,250,000

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Exhibit “A”

(Exchange Agreement)

[See attached]

Exhibit “B”

(Registration Rights Agreement)

[See attached]

Exhibit “C”

(Transfer Agent Instructions)

[LETTERHEAD OF SELLER]

_______________, 2020

VIA ELECTRONIC MAIL

[TRANSFER AGENT]

_______________________

_______________________

_______________________

Re: GBS, Inc. - Series C Preferred Stock Transfer

To Whom It May Concern:

On December 18, 2020, GBS, Inc. (the “Company”) issued to the undersigned (the “Seller”) ________ shares of Series C Convertible Preferred Stock of the Company (the “Series C Preferred”) as evidenced by the book entry ledger (the “Ledger”) maintained by you, the Company’s transfer agent.

Pursuant to that certain Purchase Agreement and Assignment dated December 18, 2020 (the “Purchase Agreement”, a copy of which is enclosed herewith), Anson Investments Master Fund LP (“Anson”) is purchasing from Seller 2,250,000 shares of Series C Preferred.

We hereby instruct you to transfer and register the 2,250,000 shares of Series C Preferred currently held in the name of Seller to the name of Anson Investments Master Fund LP (Tax ID: 98-0538788) with the same restrictive legend the Ledger currently has embossed and take such other acts as shall be required to effect such transfer.

Very truly yours,

LIFE SCIENCE BIOSENSOR DIAGNOSTICS PTY LTD.

ENCLOSURES

Affix Medallion Guarantee Here:

Exhibit “D”

(Seller Closing Deliverables)

1 - Executed and Delivered IRTA (with Medallion Guarantee)

2 - Executed and Delivered Authorization (Secretary’s Certificate, Board or Investment Manager)

3 – Executed and Delivered Notice and Acknowledgement

Exhibit “E”

(Notice and Acknowledgement)

Notice and Acknowledgement AND JOINDER AGREEMENT

This Notice and Acknowledgement and Joinder Agreement (the “Notice and Acknowledgement”) dated as of December __, 2020, by and between GBS, Inc., a Delaware corporation with offices located at [ ] (the “Company”) and Anson Investments Master Fund LP (the “Assignee”)

Reference is made to (a) the Exchange Agreement (the “Exchange Agreement”), dated as of December 18, 2020, by and among the Company and Life Science Biosensor Diagnostics Pty Ltd., an Australian proprietary limited company (the “Assignor”) exchanged 3,000,000 shares of common stock, $0.01 par value of the Company (the “Common Stock”) into 3,000,0000 shares of Class C Convertible Preferred Stock of the Company, $0.01 par value (the “Preferred Stock”) and (b) the Purchase and Assignment Agreement (the “Assignment Agreement”), dated as of December 18, 2020, by and between the Assignor and the Assignee, whereby the Assignor (i) sold to the Assignee 2,250,000 shares of Preferred Stock (the “Purchased Shares”) and (ii) assigned to Assignee its rights as a holder of the Purchased Shares pursuant to (x) the Exchange Agreement, and (y) the Registration Rights Agreement (as defined in the Exchange Agreement) (collectively, the “Sale and Assignment”).

The Company and the Assignee hereby agree as follows:

1.	The Company hereby acknowledges that it has received notice of the Sale and Assignment in accordance with the Assignment Agreement as of the date first above written.

2.	The Assignee (i) agrees that it will perform in accordance with their terms all of the agreements and obligations which by the terms of the Exchange Agreement, the Registration Rights Agreement and the Certificate of Designations (as defined in the Exchange Agreement) is required to be performed by it as the “Holder” and, as of the Effective Date, the terms of the Exchange Agreement, the Registration Rights Agreement and the Certificate of Designations shall be the binding obligations of the Assignee; (ii) represents and warrants that the representations and warranties of Assignor contained in the Exchange Agreement and the Registration Rights Agreement are true and correct in all material respects (other than such representations and warranties qualified by material or materiality which shall be true and correct in all respects) as if made by the Assignee on the date hereof (except to the extent of representation or warranties which are true and correct as a specific date, which shall remain true and correct as of such specific date); and (iii) agrees that it shall execute and deliver such additional documents assuming the obligations of the Assignor and perform all tasks reasonably requested by the Company to effect the assignment contemplated hereby.

3.	The Company (i) agrees that it will perform in accordance with their terms all of the agreements and obligations which by the terms of the Assignment Agreement, Exchange Agreement, the Registration Rights Agreement and the Certificate of Designations (as defined in the Exchange Agreement) is required to be performed by it as the Company and, as of the Effective Date, the terms of the Exchange Agreement, the Registration Rights Agreement and the Certificate of Designations shall be the binding obligations of the Company; (ii) represents and warrants that the representations and warranties of the Company contained in the Exchange Agreement and the Registration Rights Agreement are true and correct in all material respects (other than such representations and warranties qualified by material or materiality which shall be true and correct in all respects) as if made by the Company on the date hereof (except to the extent of representation or warranties which are true and correct as a specific date, which shall remain true and correct as of such specific date); and (iii) agrees that it shall execute and deliver such additional documents and perform all tasks reasonably requested by the Assignee to effect the assignment contemplated hereby.

4.	This agreement shall become effective on such date (the “Effective Date”) as the Company, the Assignee and the Assignor have executed and delivered this Notice and Acknowledgement.

5.	The Company and the Assignee agree that as of the Effective Date the Assignee shall be a party to the Securities Purchase Agreement, the Registration Rights Agreement and the Certificate of Designations and, to the extent provided in this Notice and Acknowledgement, have the rights and obligations under the Securities Purchase Agreement, the Registration Rights Agreement and the Certificate of Designations of the Assignor with respect to the Purchased Shares.

6.	Each of the parties represents and warrants that it is duly authorized to enter into this Notice and Acknowledgement. This Notice and Acknowledgement shall be binding on each party’s successors and permitted assigns. This Notice and Acknowledgement is personal to the parties and may not be assigned or transferred by any party without the prior written consent of the other parties.

7.	THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY, CITY, AND STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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In witness whereof, the parties hereto have caused this Notice and Acknowledgement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GBS, INC.

By:
Name:
Title

ASSIGNEE:

ANSON INVESTMENTS MASTER FUND LP

By:
Name:
Title

EXECUTION COPY

PURCHASE AND ASSIGNMENT AGREEMENT

THIS PURCHASE AND ASSIGNMENT AGREEMENT (this “Agreement”) is entered into on December 18, 2020, by and between Life Science Biosensor Diagnostics Pty Ltd., an Australian proprietary limited company having an address at Level 7, 222 Clarence Street, Sydney NSW 2000 Australia (the “Seller”) and the undersigned investor (the “Purchaser”).

WHEREAS, on December 18, 2020, GBS, INC., a Delaware corporation (the “Company”), issued to Seller 3,000,000 shares (the “Preferred Shares”) of Series C Convertible Preferred Stock, $0.01 par value, issued pursuant to that certain Exchange Agreement (the “EA”) in exchange for 3,000,000 shares (the “Original Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”). A true, correct and complete copy of the EA is attached as Exhibit “A” hereto. Seller also has certain rights set forth in that certain Registration Rights Agreement (the “RRA”) dated as of December 18, 2020. A true, correct and complete copy of the RRA is attached as Exhibit “B” hereto. Capitalized terms not defined herein shall have the meaning as set forth in the EA.

WHEREAS, the Company desires to consummate an initial public offering (the “IPO”) pursuant to a registration statement on form S-1 (333-232557) (the “IPO Registration Statement”), pursuant to which Purchaser intends to subscribe for at least $2,000,000.

WHEREAS, Seller desires to purchase and assign to Purchaser, and Purchaser desires to acquire and accept from Seller, such aggregate number of Preferred Shares as set forth on the signature page of Seller attached hereto (the “Purchased Shares”) and Seller’s rights under the EA and the RRA solely with respect to the Purchased Shares in exchange for an aggregate payment of such aggregate cash amount as set forth on the signature page of Seller attached hereto (the “Purchase Price”) by Purchaser to Seller. The Purchase Price will be paid in accordance with Section 2 hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

6. Purchase and Assignment.

(a) Purchase and Assignment. At the Closing (as defined below), in exchange for the Purchase Price and other good and valuable consideration, Seller hereby absolutely, irrevocably and unconditionally sells, assigns, conveys, contributes and transfers (collectively, the “Assignment”) to Purchaser all of its right, title and interest in and to the Purchased Shares and all of its rights in and to the EA and the RRA solely with respect to the Purchased Shares being purchased by Purchaser from Seller. Purchaser accepts such Assignment. The purchase and assignment shall be affected by irrevocable written instructions executed by Seller and delivered to the transfer agent of the Company in the form attached hereto as Exhibit “C” hereto.

(b) Closing. Subject to the satisfaction of the conditions set forth in Section 1(c) and 1(d) below, the closing (the “Closing”) of the Assignment shall occur at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on December 28, 2020 (or such other date as is mutually agreed to by Seller and Purchaser).

(c) Conditions to Purchaser’s Obligations. The obligation of Purchaser to consummate the Closing is subject to the fulfillment, to Purchaser’s reasonable satisfaction, prior to or at Closing, of each of the following conditions, provided that these conditions are for Purchaser’s sole benefit and may be waived by Purchaser at any time in its sole discretion by providing Seller with prior written notice thereof:

(i) Seller shall have duly executed and delivered this Agreement to Purchaser.

(ii) At or prior to Closing, Seller shall have delivered (or caused to be delivered) to Purchaser the documents, instruments, agreements and other materials itemized Exhibit “D” hereto.

(iii) The representations and warranties of Seller shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and Seller shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Seller at or prior to the Closing Date.

(iv) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(v) All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Purchaser and Purchaser shall have received all such counterpart originals or certified or other copies of such documents as Purchaser may reasonably request.

(vi) Immediately following the time of consummation of the transactions contemplated hereby (or such other time as Purchaser and Seller shall agree), the IPO shall be consummated (for the avoidance of doubt, after “pricing” of the IPO and prior to “settlement” of the securities issued in the IPO).

(vii) At or prior to the Closing, the Company shall have paid the Legal Fee Amount (as defined below) to Kelley Drye & Warren LLP.

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(viii) At or prior to the Closing, the Company and Seller shall have duly executed and delivered to Purchaser the Notice and Acknowledgment of Transfer attached hereto as Exhibit “E” agreeing to be bound by all of the provisions contained therein

(d) Conditions to Seller’s Obligations. The obligation of Seller to consummate the Closing is subject to the fulfillment, to Seller’s reasonable satisfaction, prior to or at Closing, of each of the following conditions, provided that these conditions are for Seller’s sole benefit and may be waived by Seller at any time in its sole discretion by providing Purchaser with prior written notice thereof:

(i) Purchaser shall have duly executed and delivered this Agreement to Seller.

(ii) Purchaser shall have delivered to Seller the Purchase Price (as defined below) in accordance with Section 2 below.

(iii) The representations and warranties of Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to the Closing Date.

(iv) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(v) All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Seller and Seller shall have received all such counterpart originals or certified or other copies of such documents as Seller may reasonably request.

7. Purchase Price. The purchase price for the Purchased Shares and Seller’s rights under the EA and the RRA with respect to the Purchased Shares shall be the Purchase Price. The Purchase Price shall be paid by Purchaser to Seller at or prior to the Closing by wire transfer, in U.S. dollars and immediately available funds, in accordance with the wire instructions set forth on the signature page of Seller attached hereto.

8. Additional Documents. Seller agrees to take such further action and to execute and deliver, or cause to be executed and delivered, any and all other documents which are, in the opinion of Purchaser or its counsel, necessary or desirable to carry out the terms and conditions of the Assignment.

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9. Effective Date and Counterpart Signature. This Agreement shall be effective as of the date first written above. This Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by email or pdf, or telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

10. Representations and Warranties of Purchaser. Purchaser hereby represents, warrants and covenants to Seller, as of the date hereof and as of the Closing Date, that each of the following is true and accurate as of the date hereof, which representations, warranties and covenants shall survive the execution and delivery of this Agreement.

h) Organization: Authority. Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of Purchaser. This Agreement, when executed and delivered by Purchaser, will constitute a valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

i) Investment Experience: Access to Information and Preexisting Relationship. Purchaser (a) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment, (b) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment, (c) understands the terms of and risks associated with the acquisition of the Purchased Shares, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which the Company operates, (d) has had the opportunity to review such disclosure regarding the Company, its business, its financial condition and its prospects as Purchaser has determined to be necessary in connection with the Assignment of the Purchased Shares.

j) Restrictions on Transfer. Purchaser understands that (a) neither the Preferred Shares nor the shares of the Common Stock into which the Preferred Shares are convertible (the “Conversion Shares”) has been registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any state, (b) each of the Preferred Shares and the Conversion Shares is and will be “restricted securities” as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act (“Rule 144”), (c) neither the Preferred Shares nor the Conversion Shares may be sold, pledged or otherwise transferred unless a registration statement for such transaction is effective under the Securities Act and any applicable state securities laws, or unless an exemption from such registration provisions is available with respect to such transaction in accordance with the terms of the EA, and (d) each of the Preferred Shares and Conversion Shares may bear Rule 144 restrictive legend in accordance with the terms of the EA.

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k) General Solicitation. Purchaser is not accepting such Assignment as a result of any advertisement, article, notice or other communication regarding the Purchased Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

l) No Conflicts: Advice. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which Purchaser is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which Purchaser is a party. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the Assignment of the Purchased Shares.

m) No Litigation. There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of Purchaser, threatened against Purchaser which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

n) Consents. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required for the valid authorization, execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby.

25. Representations and Warranties of Seller. Seller hereby represents, warrants and covenants to Purchaser, as of the date hereof and as of the Closing Date, that each of the following is true and accurate as of the date hereof, which representations, warranties and covenants shall survive the execution and delivery of this Agreement.

g) Organization: Authority. Seller is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by Seller of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of Seller. This Agreement, when executed and delivered by Seller, will constitute a valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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h) Investment Experience: Access to Information and Preexisting Relationship. Seller (i) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this sale and make an informed decision to so sell the Purchased Shares, and has so evaluated the risks and merits of such investment, (ii) understands the terms of and risks associated with the sale of the Purchased Shares, and (iii) has had the opportunity to review such disclosure regarding the Company, its business, its financial condition and its prospects as Purchaser has determined to be necessary in connection with the Assignment of the Purchased Shares. Seller is acting solely for Seller’s own account, and has made Seller’s own independent decision to enter into this Agreement and as to whether this Agreement is appropriate or proper for Seller based upon Seller’s own judgment and upon advice of such advisors as Seller deems necessary. Seller acknowledges and agrees that Seller is not relying, and has not relied, upon any communication (written or oral) of Purchaser or any affiliate, employee or agent of Purchaser with respect to the legal, accounting, tax or other implications of this Agreement and that Seller has conducted Seller’s own analyses of the legal, accounting, tax and other implications hereof and thereof; it being understood that information and explanations related to the terms and conditions of this Agreement shall not be considered investment advice or a recommendation to enter into this Agreement. Seller acknowledges that neither Purchaser nor any affiliate, employee or agent of Purchaser is acting as a fiduciary for or an advisor to Seller in respect of this Agreement.

i) No Conflicts: Advice. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which Seller is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which Seller is a party. Seller has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the Assignment of the Purchased Shares.

j) No Litigation. There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of Seller, threatened against Seller which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

k) Ownership. Seller is the sole and exclusive owner of the Purchased Shares and is conveying to Purchaser all of its right, title and interest to the Purchased Shares and its rights in and to the EA and the RRA solely with respect to the Purchased Shares set forth in Section 1 hereof, free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind or description (“Liens”) and upon consummation of the transaction contemplated herein good title in the Purchased Shares. To the actual knowledge of Seller, the EA and RRA has not been amended, revised, modified or changed in any manner. Seller acquired the Preferred Shares in exchange for the Original Shares in a transaction exempt from registration pursuant to Section 3(a)(9) of the Securities Act (the “Exchange”). The Original Shares were purchased by Seller in full and in cash prior to the time of consummation of the Exchange and Seller did not pay or otherwise give to the Company any cash or consideration in connection with the Exchange. Seller has continuously held the Purchased Shares since the date they were first acquired from the Company.

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l) No Consents, Approvals, Violations or Breaches. Neither the execution and delivery of this Agreement by Seller, nor the consummation by Seller of the transactions contemplated herby, will (i) require any consent, approval, authorization or permit of, or filing, registration or qualification with or prior notification to, any governmental or regulatory authority under any law of the United States, any state or any political subdivision thereof applicable to Seller, (ii) violate any statute, law, ordinance, rule or regulation of the United States, any state or any political subdivision thereof, or any judgment, order, writ, decree or injunction applicable to Seller or any of Seller’s properties or assets, the violation of which would have a material adverse effect upon Seller, or (iii) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or any event which, with or without due notice or lapse of time, or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Seller is a party or by which Seller or any of Seller’s properties or assets may be bound which would have a material adverse effect upon Seller.

26. Governing Law: Submissions to Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

27. Termination. If the Closing has not occurred on or prior to December __, 2020, each party hereto shall have the right to terminate its obligations under this Agreement at any time on or after the close of business on such date; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to a party if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such party’s breach of (or failure to timely comply with the terms of) this Agreement. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

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28. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

29. Amendments. No provision hereof may be waived or modified other than by an instrument in writing signed by the party against whom enforcement is sought.

30. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

31. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

32. Fees. The Company shall reimburse Kelley Drye & Warren, LLP (counsel to Purchaser) in an aggregate non-accountable amount of $50,000 (the “Legal Fee Amount”) for costs and expenses incurred by it in connection with drafting and negotiation of this Agreement and any related documents. Each party to this Agreement shall bear its own expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated hereby, except as provided in the previous sentence and except that the Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, Depository Trust Company fees relating to or arising out of the transactions contemplated hereby.

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33. Disclosure of Transaction. The Company shall, on or before 8:30 a.m., New York City Time, on or prior to the first business day after the date of this Agreement, file an amendment to the IPO Registration Statement including the terms of the transactions contemplated hereby, the EA and the RRA (excluding schedules, the “IPO Amendment”). From and after the filing of the IPO Amendment, the Company shall have disclosed all material, non-public information (if any) provided up to such time to Purchaser by the Company or any of its subsidiaries or any of their respective officers, directors, employees or agents. In addition, upon the filing of the IPO Amendment, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the IPO Amendment, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of Purchaser or any of their affiliates, on the other hand, shall terminate. Neither the Company, its subsidiaries nor Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of Purchaser, to issue a press release or make such other public disclosure with respect to such transactions as is required by applicable law and regulations (provided that Purchaser shall be consulted by the Company in connection with any press release or other public disclosure including the name of Purchaser prior to its release); provided further, that without the prior written consent of Purchaser (which may be granted or withheld in Purchaser’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its subsidiaries and affiliates to not) disclose the name of Purchaser in any filing, announcement, release or otherwise.

34. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to Seller to the address set forth on the signature page of the Seller attached hereto:

If to Purchaser to the address set forth on the signature page of the Purchaser attached hereto.

with a copy (for information purposes only) to:

Kelley Drye & Warren LLP

101 Park Avenue

New York, NY 10178

Telephone: (212) 808-7540

Facsimile: (212) 808-7897

Attention: Michael A. Adelstein, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be as set forth on the signature pages attached hereto or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

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35. Exclusivity. Other than the transactions contemplated hereby or with any affiliate of Purchaser, Seller covenants and agrees not to sell, assign or transfer to any Person any Common Stock or Preferred Shares (or any other security of the Company), directly or indirectly, on or prior to the time of consummation of the IPO.

36. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

37. Survival. The representations, warranties and covenants of the Purchaser and Seller contained herein shall survive the consummation of the Assignment and the issuance and delivery of the Purchased Shares.

38. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

39. Interpretation. Unless the context of this Agreement clearly requires otherwise, (i) references to the plural include the singular, the singular the plural, the part the whole, (ii) references to any gender include all genders, (iii) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (iv) references to “hereunder” or “herein” relate to this Agreement.

40. Entire Agreement. This Agreement together with the EA and the RRA, represents the entire agreement and understandings between the parties concerning the Assignment and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof. Except as expressly set forth herein, nothing herein shall amend, modify or waive any term or condition of the EA or the RRA.

41. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

42. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

43. Confidentiality. Each party agrees that, except as otherwise compelled by law, court order or by a competent regulator, it will not issue any reports, statements or releases, in each case relating to this Agreement or the transactions contemplated hereby, without the prior written consent of the other party hereto. Notwithstanding anything to the contrary set forth herein, any party and each representative of such party may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement, and all materials of any kind (including opinions or other tax analyses) related to such tax treatment and tax structure.

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10

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:

LIFE SCIENCE BIOSENSOR DIAGNOSTICS PTY LTD.

By:
Name:
Title:

Address:__________________________________

Wire instructions:_______________________________

11

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PURCHASER:

ANSON EAST MASTER FUND LP

By:
Name:
Title:

Address: c/o Walkers Corporate Limited
Cayman Corporate Centre
27 Hospital Road
George Town, Grand Cayman KY1-9008
Cayman Islands.

with a copy to:

Anson Advisors Inc.
155 University Ave., Suite 207
Toronto, ON CANADA M5H3B7
Attention: Amin Nathoo
E-mail: notices@ansonfunds.com

Purchase Price:
$500,000

Aggregate Number of Purchased Shares:

750,000

12

Exhibit “A”

(Exchange Agreement)

[See attached]

Exhibit “B”

(Registration Rights Agreement)

[See attached]

Exhibit “C”

(Transfer Agent Instructions)

[LETTERHEAD OF SELLER]

_______________, 2020

VIA ELECTRONIC MAIL

[TRANSFER AGENT]

_______________________

_______________________

_______________________

Re: GBS, Inc. - Series C Preferred Stock Transfer

To Whom It May Concern:

On December 18, 2020, GBS, Inc. (the “Company”) issued to the undersigned (the “Seller”) ________ shares of Series C Convertible Preferred Stock of the Company (the “Series C Preferred”) as evidenced by the book entry ledger (the “Ledger”) maintained by you, the Company’s transfer agent.

Pursuant to that certain Purchase Agreement and Assignment dated December 18, 2020 (the “Purchase Agreement”, a copy of which is enclosed herewith), Anson East Master Fund LP (“Anson”) is purchasing from Seller 750,000 shares of Series C Preferred.

We hereby instruct you to transfer and register the 750,000 shares of Series C Preferred currently held in the name of Seller to the name of Anson East Master Fund LP (Tax ID: 84-2019759) with the same restrictive legend the Ledger currently has embossed and take such other acts as shall be required to effect such transfer.

Very truly yours,

LIFE SCIENCE BIOSENSOR DIAGNOSTICS

PTY LTD.

ENCLOSURES

Affix Medallion Guarantee Here:

Exhibit “D”

(Seller Closing Deliverables)

1 - Executed and Delivered IRTA (with Medallion Guarantee)

2 - Executed and Delivered Authorization (Secretary’s Certificate, Board or Investment Manager)

3 – Executed and Delivered Notice and Acknowledgement

Exhibit “E”

(Notice and Acknowledgement)

Notice and Acknowledgement AND JOINDER AGREEMENT

This Notice and Acknowledgement and Joinder Agreement (the “Notice and Acknowledgement”) dated as of December __, 2020, by and between GBS, Inc., a Delaware corporation with offices located at [ ] (the “Company”) and Anson East Master Fund LP (the “Assignee”)

Reference is made to (a) the Exchange Agreement (the “Exchange Agreement”), dated as of December 18, 2020, by and among the Company and Life Science Biosensor Diagnostics Pty Ltd., an Australian proprietary limited company (the “Assignor”) exchanged 3,000,000 shares of common stock, $0.01 par value of the Company (the “Common Stock”) into 3,000,0000 shares of Class C Convertible Preferred Stock of the Company, $0.01 par value (the “Preferred Stock”) and (b) the Purchase and Assignment Agreement (the “Assignment Agreement”), dated as of December 18, 2020, by and between the Assignor and the Assignee, whereby the Assignor (i) sold to the Assignee 750,000 shares of Preferred Stock (the “Purchased Shares”) and (ii) assigned to Assignee its rights as a holder of the Purchased Shares pursuant to (x) the Exchange Agreement, and (y) the Registration Rights Agreement (as defined in the Exchange Agreement) (collectively, the “Sale and Assignment”).

The Company and the Assignee hereby agree as follows:

8.	The Company hereby acknowledges that it has received notice of the Sale and Assignment in accordance with the Assignment Agreement as of the date first above written.

9.	The Assignee (i) agrees that it will perform in accordance with their terms all of the agreements and obligations which by the terms of the Exchange Agreement, the Registration Rights Agreement and the Certificate of Designations (as defined in the Exchange Agreement) is required to be performed by it as the “Holder” and, as of the Effective Date, the terms of the Exchange Agreement, the Registration Rights Agreement and the Certificate of Designations shall be the binding obligations of the Assignee; (ii) represents and warrants that the representations and warranties of Assignor contained in the Exchange Agreement and the Registration Rights Agreement are true and correct in all material respects (other than such representations and warranties qualified by material or materiality which shall be true and correct in all respects) as if made by the Assignee on the date hereof (except to the extent of representation or warranties which are true and correct as a specific date, which shall remain true and correct as of such specific date); and (iii) agrees that it shall execute and deliver such additional documents assuming the obligations of the Assignor and perform all tasks reasonably requested by the Company to effect the assignment contemplated hereby.

10.	The Company (i) agrees that it will perform in accordance with their terms all of the agreements and obligations which by the terms of the Assignment Agreement, Exchange Agreement, the Registration Rights Agreement and the Certificate of Designations (as defined in the Exchange Agreement) is required to be performed by it as the Company and, as of the Effective Date, the terms of the Exchange Agreement, the Registration Rights Agreement and the Certificate of Designations shall be the binding obligations of the Company; (ii) represents and warrants that the representations and warranties of the Company contained in the Exchange Agreement and the Registration Rights Agreement are true and correct in all material respects (other than such representations and warranties qualified by material or materiality which shall be true and correct in all respects) as if made by the Company on the date hereof (except to the extent of representation or warranties which are true and correct as a specific date, which shall remain true and correct as of such specific date); and (iii) agrees that it shall execute and deliver such additional documents and perform all tasks reasonably requested by the Assignee to effect the assignment contemplated hereby.

11.	This agreement shall become effective on such date (the “Effective Date”) as the Company, the Assignee and the Assignor have executed and delivered this Notice and Acknowledgement.

12.	The Company and the Assignee agree that as of the Effective Date the Assignee shall be a party to the Securities Purchase Agreement, the Registration Rights Agreement and the Certificate of Designations and, to the extent provided in this Notice and Acknowledgement, have the rights and obligations under the Securities Purchase Agreement, the Registration Rights Agreement and the Certificate of Designations of the Assignor with respect to the Purchased Shares.

13.	Each of the parties represents and warrants that it is duly authorized to enter into this Notice and Acknowledgement. This Notice and Acknowledgement shall be binding on each party’s successors and permitted assigns. This Notice and Acknowledgement is personal to the parties and may not be assigned or transferred by any party without the prior written consent of the other parties.

14.	THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY, CITY, AND STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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In witness whereof, the parties hereto have caused this Notice and Acknowledgement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GBS, INC.

By:
Name:
Title

ASSIGNEE:

ANSON EAST MASTER FUND LP

By:
Name:
Title